UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Term Investment Fund

Semiannual report
1 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 18

Message from the Trustees	1
Interview with your fund’s portfolio managers	3
Your fund’s performance	7
Your fund’s expenses	8
Terms and definitions	10
Other information for shareholders	11
Financial statements	12

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest-rate risk is generally greater for longer-term debt. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

March 9, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Performance history as of 1/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

2 Short Term Investment Fund

Joanne M. Driscoll, CFA
Portfolio Manager

Joanne has an M.B.A. from D’Amore-McKim School of Business, Northeastern University, and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Michael J. Lima, CFA
Portfolio Manager

Mike has a B.S. in Economics from Boston College. He has been in the investment industry since he joined Putnam in 1997.

Your fund is also managed by Jonathan Topper. Jon has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Please describe the money market environment during the six-month reporting period ended January 31, 2018.

JOANNE The economic backdrop continued to improve during the reporting period, evidenced by solid growth, strong corporate earnings, rising consumer confidence, and an unemployment rate approaching 4%. At times, the financial markets faced geopolitical headwinds, but the prospect of tax reform, which was passed on December 22, 2017, helped to keep investor sentiment positive.

The Federal Reserve continued to gradually reduce the amount of monetary policy accommodation — beginning the process of reducing its balance sheet in October 2017 and raising the federal funds rate in December 2017. Consequently, yields on short-term money market securities inched higher. The increase in yields was representative of the market’s expectations for continued Fed tightening along with the repricing that occurred as the Fed increased its benchmark rate, which closed out the period in a range of 1.25% to 1.50%.

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

How did the fund perform during the reporting period?

MIKE The fund benefited from the increase in short-term interest rates. During the six-month reporting period ended January 31, 2018, the fund outperformed its benchmark index, the ICE BofAML U.S. Treasury Bill Index, and the average return of its Lipper peer group, Institutional Money Market Funds.

What strategies helped the fund capture more income in this environment?

JOANNE During the period, we managed the fund with the expectation that the Fed would continue to tighten rates, which occurred in December. As a result of upward pressure on short-term interest rates during the six-month period, the three-month London Interbank Offered Rate [LIBOR] rose 47 basis points, or nearly half of a percentage point during the period. The largest move in LIBOR occurred this past December due to year-end funding pressure and the expectation that the Fed would increase rates.

In this environment, we continued to favor floating-rate money market securities. These investments helped the portfolio capture higher rates as the securities reset higher with changes in LIBOR. We generally added floating-rate securities that reset on a monthly rather than on a quarterly basis so the fund would realize the impact sooner with the increase in rates.

With a higher percentage of the fund’s assets invested in overnight repurchase agreements [repos] and the balance of assets positioned in floating-rate securities and fixed-rate paper with three-month maturities, we continued to maintain a relatively low weighted average maturity [WAM] that was shorter than that of its peer group. [WAM represents the average life of all the money market securities held in the portfolio.] During the period, the fund’s WAM declined from 22 days on July 31, 2017, to 18 days at period-end on January 31, 2018.

What holdings exemplified your strategy?

MIKE We entered into repo agreements with highly rated counterparties. These transactions are collateralized by high-quality U.S. Treasuries, agency mortgage-backed securities, and/or corporate bonds and notes. Since the majority of the fund’s allocation to repos is done on an overnight basis, it not only provides daily liquidity, but during a rising-rate environment, it will reset once we have movement in the Fed’s benchmark rate. The fund also entered into term repos backed by U.S. Treasuries, mortgage-backed securities, and investment-grade corporate bonds.

Additionally, we continued to invest in what we believe are high-quality commercial paper, certificates of deposit, and floating-rate bonds issued by large, and in our opinion, creditworthy financial institutions such as U.S. Bank and Bank of America. We believe U.S. banks have strong credit profiles with sound fundamentals. In our view, the positive economic backdrop will continue to help strengthen banks in terms of their asset quality and lending. Capital and leverage levels have continued to appear strong as well.

We also purchased corporate commercial paper issued by Procter & Gamble and Pfizer, as well as asset-backed commercial paper [ABCP] programs like Chariot Funding and CRC Funding.  We continued to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and commercial, automobile, and mortgage loans.

Short Term Investment Fund 5

What are your expectations for Fed policy in the coming months?

JOANNE Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Although the Fed still has multiple governor seats to fill, many Fed observers anticipate a continuation of steady interest-rate increases to stay ahead of inflation. The markets currently expect the Fed to raise rates three times in 2018. But we believe the pace of this process will ultimately depend on the continuation of decent growth and the possibility that we will soon reach a tipping point in the labor markets, when wages will start to rise and inflation will return. The passage of growth-enhancing tax reform or new infrastructure spending could add momentum to the case for more rate hikes, in our view. In this environment, we’re maintaining our neutral view of the short-term money markets.

With rates trending higher, we believe we are now in an environment where investor interest in money market funds may begin to grow.

Thank you both for your time and bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Class P (2/19/13)
Net asset value	1.86%	0.37%	1.73%	0.57%	1.09%	0.64%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/18

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
ICE BofAML U.S.
Treasury Bill Index	1.53%	0.31%	1.37%	0.45%	0.87%	0.54%
Lipper
Institutional
Money Market	1.30	0.26	1.25	0.41	0.88	0.50
Funds category
average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, and life -of-fund periods ended 1/31/18, there were 128, 127, 112, and 108 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Fund distribution information For the six-month period ended 1/31/18

Distributions	Class P
Number	6
Income	$0.006332
Capital gains	—
Total	$0.006332
Current rate (end of period)	Class P
Current dividend rate[2]	1.44%
Current 30-day SEC yield (with expense limitation)[1,3]	1.15
Current 30-day SEC yield (without expense limitation)[3]	1.41

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

2 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Class P (2/19/13)
Net asset value	1.74%	0.35%	1.61%	0.53%	1.02%	0.60%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/17*	0.04%
Total annual operating expenses for the fiscal year ended 7/31/17	0.29%
Annualized expense ratio for the six-month period ended 1/31/18	0.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/18.

8 Short Term Investment Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000 *†	$0.20
Ending value (after expenses)	$1,006.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000 *†	$0.20
Ending value (after expenses)	$1,025.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

10 Short Term Investment Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Term Investment Fund 11

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

12 Short Term Investment Fund

The fund’s portfolio 1/31/18 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (48.3%)*	amount	Value
Interest in $129,000,000 tri-party repurchase agreement dated 1/31/18 with
Bank of Nova Scotia due 2/1/18 — maturity value of $129,004,694 for an effective yield of 1.310% (collateralized by various U.S. Treasury notes with coupon rates ranging from 1.000% to 2.250% and due dates ranging from
11/15/18 to 8/15/25, valued at $131,584,853)	$ 129,000,000	$ 129,000,000
Interest in $255,000,000 joint tri-party repurchase agreement dated
1/31/18 with Barclays Capital, Inc. due 2/1/18 — maturity value of $105,003,938 for an effective yield of 1.350% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.125% to 2.125% and
due dates ranging from 1/15/19 to 2/15/42, valued at $260,109,795)	105,000,000	105,000,000
Interest in $136,319,000 joint tri-party repurchase agreement dated
1/31/18 with BNP Paribas due 2/1/18 — maturity value of $65,321,413 for an effective yield of 1.330% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 4.000% and due dates
ranging from 7/1/37 to 12/1/47, valued at $139,050,518)	65,319,000	65,319,000
Interest in $26,500,000 tri-party term repurchase agreement dated
1/31/18 with BNP Paribas, 1.640% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.050% to 4.650% and due dates
ranging from 7/20/18 to 1/15/48, valued at $27,827,082) IR EG	26,500,000	26,500,000
Interest in $245,293,000 joint tri-party repurchase agreement dated
1/31/18 with Citigroup Global Markets, Inc. due 2/1/18 — maturity value of $73,295,708 for an effective yield of 1.330% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 1.625% to 2.125% and due
dates ranging from 7/31/24 to 5/15/26, valued at $250,198,880)	73,293,000	73,293,000
Interest in $172,000,000 joint tri-party term repurchase agreement dated
1/25/18 with Citigroup Global Markets, Inc. due 2/1/18 — maturity value of $141,536,318 for an effective yield of 1.320% (collateralized by various
U.S. Treasury notes and a U.S. Government Obligation with coupon rates ranging from 0.250% to 4.000% and due dates ranging from 8/15/18 to 1/15/25,
valued at $175,440,064)	141,500,000	141,500,000
Interest in $149,381,000 tri-party repurchase agreement dated 1/31/18 with
Goldman, Sachs & Co. due 2/1/18 — maturity value of $149,386,394 for an effective yield of 1.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 8.500% and due dates
ranging from 10/1/25 to 2/1/48, valued at $152,368,620)	149,381,000	149,381,000
Interest in $300,000,000 joint tri-party repurchase agreement dated
1/31/18 with HSBC Bank USA, National Association due 2/1/18 — maturity value of $123,314,590 for an effective yield of 1.340% (collateralized by various mortgage backed securities with coupon rates ranging from 4.000% to 4.500%
and due dates ranging from 5/20/40 to 8/20/47, valued at $306,000,338)	123,310,000	123,310,000
Interest in $50,000,000 tri-party term repurchase agreement dated
1/31/18 with JPMorgan Securities, LLC due 2/7/18 — maturity value of
$50,012,833 for an effective yield of 1.320% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 7.500% and due
dates ranging from 3/1/18 to 1/1/48, valued at $51,000,043)	50,000,000	50,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 1/31/18 with
JPMorgan Securities, LLC due 2/1/18 — maturity value of $50,001,847 for an effective yield of 1.330% (collateralized by a U.S. Treasury note with
a coupon rate of 1.500% and a due date of 2/28/19, valued at $51,000,270)	50,000,000	50,000,000

Short Term Investment Fund 13

	Principal
REPURCHASE AGREEMENTS (48.3%)* cont.	amount	Value
Interest in $100,000,000 tri-party term repurchase agreement dated
1/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 2/7/18 — maturity value of $100,026,444 for an effective yield of 1.360% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 3.538%
and due dates ranging from 7/1/41 to 1/1/46, valued at $102,000,001)	$100,000,000	$100,000,000
Interest in $354,159,000 joint tri-party repurchase agreement dated
1/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 2/1/18 — maturity value of $123,004,647 for an effective yield of 1.360% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 4.500%
and due dates ranging from 3/1/29 to 2/1/48, valued at $361,242,180)	123,000,000	123,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated
12/14/17 with RBC Capital Markets, LLC due 2/12/18 — maturity value of
$50,110,833 for an effective yield of 1.330% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 4.500% and due
dates ranging from 1/1/32 to 1/20/48, valued at $51,092,325) IR	50,000,000	50,000,000
Interest in $300,000,000 joint tri-party repurchase agreement dated
1/31/18 with RBC Capital Markets, LLC due 2/1/18 — maturity value of
$123,004,544 for an effective yield of 1.330% (collateralized by various mortgage backed securities with coupon rates ranging from 1.693% to 6.000%
and due dates ranging from 8/1/21 to 2/1/48, valued at $306,011,305)	123,000,000	123,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated
1/31/18 with RBC Capital Markets, LLC, 1.670% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.774% to 6.000%
and due dates ranging from 2/13/18 to 1/22/14, valued at $26,251,504) IR EG	25,000,000	25,000,000
Total repurchase agreements (cost $1,334,303,000)		$1,334,303,000

		Maturity	Principal
COMMERCIAL PAPER (22.4%)*	Yield (%)	date	amount	Value
AbbVie, Inc.	1.652	2/21/18	$14,000,000	$13,985,675
Apple, Inc.	1.575	4/3/18	9,016,000	8,991,855
Bank of Nova Scotia (The) 144A (Canada)	1.404	6/21/18	14,000,000	14,002,338
Berkshire Hathaway Energy Co.	1.661	2/2/18	12,000,000	11,998,903
BP Capital Markets PLC (United Kingdom)	1.813	4/27/18	12,000,000	11,948,629
BPCE SA (France)	1.435	2/5/18	24,265,000	24,260,130
Caterpillar Financial Services Corp.	1.653	2/26/18	11,000,000	10,986,264
Coca-Cola Co. (The)	1.616	4/19/18	22,500,000	22,421,414
Commonwealth Bank of Australia (Australia)	1.702	12/7/18	14,000,000	13,999,888
Commonwealth Bank of Australia (Australia)	1.582	11/29/18	12,000,000	11,998,452
Danske Corp. (Denmark)	1.608	4/3/18	14,000,000	13,960,337
DnB Bank ASA (Norway)	1.728	7/30/18	12,250,000	12,248,653
Dominion Energy Gas Holdings, LLC	1.924	2/5/18	10,000,000	9,997,649
Export Development Canada (Canada)	1.608	4/3/18	26,000,000	25,930,369
HSBC Bank PLC 144A (United Kingdom)	1.785	11/1/18	14,000,000	14,001,750
HSBC Bank PLC 144A (United Kingdom)	1.442	11/5/18	17,000,000	17,000,799
IBM Credit, LLC	1.605	3/5/18	21,000,000	20,970,644
Microsoft Corp.	1.314	2/1/18	25,921,000	25,920,020
National Australia Bank, Ltd. (Australia)	1.735	8/1/18	14,500,000	14,500,000
National Bank of Canada (Canada)	1.425	2/15/18	13,000,000	12,991,983
Nationwide Building Society (United Kingdom)	1.789	5/14/18	14,000,000	13,925,937
Nordea Bank AB (Sweden)	1.427	4/9/18	13,500,000	13,459,940
NRW. Bank (Germany)	1.494	2/5/18	26,000,000	25,994,605
Pfizer, Inc.	1.403	2/7/18	28,000,000	27,992,424

14 Short Term Investment Fund

		Maturity	Principal
COMMERCIAL PAPER (22.4%)* cont.	Yield (%)	date	amount	Value
Procter & Gamble Co. (The)	1.414	2/26/18	$28,000,000	$27,970,051
Roche Holdings, Inc. (Switzerland)	1.451	2/12/18	20,650,000	20,640,259
Simon Property Group LP	1.583	3/13/18	14,000,000	13,975,031
Societe Generale SA (France)	1.862	5/31/18	11,000,000	10,934,366
Societe Generale SA (France)	1.546	3/5/18	14,000,000	13,980,173
Swedbank AB (Sweden)	1.727	4/20/18	11,000,000	10,960,943
Swedbank AB (Sweden)	1.626	3/7/18	10,000,000	9,986,049
Swedbank AB (Sweden)	1.426	2/8/18	11,000,000	10,996,558
Toronto-Dominion Bank (The) (Canada)	1.607	3/22/18	5,000,000	4,988,910
Toronto-Dominion Bank (The) (Canada)	1.537	8/28/18	11,000,000	10,999,494
Toronto-Dominion Bank (The) (Canada)	1.435	8/21/18	15,000,000	15,000,645
Total Capital Canada, Ltd. (Canada)	1.552	2/16/18	11,000,000	10,992,642
UBS AG/London 144A (United Kingdom)	1.771	7/25/18	14,000,000	14,000,672
UBS AG/London 144A (United Kingdom)	1.384	3/7/18	14,000,000	14,003,192
UnitedHealth Group, Inc.	1.693	3/2/18	13,000,000	12,980,608
Westpac Banking Corp. (Australia)	1.502	2/15/18	13,000,000	12,991,957
Westpac Banking Corp. 144A (Australia)	1.167	3/2/18	11,000,000	11,003,883
Total commercial paper (cost $619,904,227)				$619,894,091

		Maturity	Principal
CERTIFICATES OF DEPOSIT (14.4%)*	Yield (%)	date	amount	Value
Bank of America, NA	1.362	4/3/18	$13,000,000	$12,999,553
Bank of America, NA	1.352	2/12/18	13,200,000	13,199,993
Bank of Montreal/Chicago, IL (Canada)	1.390	2/5/18	14,000,000	13,999,978
Bank of Montreal/Chicago, IL FRN (Canada)	1.754	7/12/18	9,250,000	9,250,648
Bank of Nova Scotia/Houston FRN	1.735	6/7/18	15,000,000	15,001,770
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.058	2/2/18	6,200,000	6,200,223
Canadian Imperial Bank of Commerce/New
York, NY FRN	1.881	3/20/18	12,000,000	12,005,964
Canadian Imperial Bank of Commerce/New
York, NY FRN	1.807	12/28/18	19,000,000	19,000,456
Citibank, NA	1.660	4/16/18	20,000,000	19,997,770
Commonwealth Bank of Australia 144A FRN (Australia)	1.174	5/2/18	15,000,000	15,005,235
Cooperatieve Rabobank UA/NY FRN (Netherlands)	1.664	4/3/18	13,000,000	13,002,834
HSBC Bank USA, NA	1.753	8/9/18	11,000,000	11,002,101
Lloyds Bank PLC/New York, NY FRN (United Kingdom)	1.729	7/16/18	12,000,000	12,000,864
Mizuho Bank, Ltd. /NY	1.610	3/12/18	14,000,000	14,000,613
Royal Bank of Canada/New York, NY FRN (Canada)	1.785	12/7/18	14,000,000	13,999,762
State Street Bank and Trust Co.	1.400	2/9/18	28,000,000	27,999,947
Sumitomo Mitsui Banking Corp. /New York FRN (Japan)	1.767	4/27/18	13,000,000	13,000,000
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.741	10/26/18	25,000,000	24,995,900
Toronto-Dominion Bank/NY FRN (Canada)	1.881	3/20/18	12,000,000	12,005,964
U.S. Bank NA/Cincinnati, OH	1.700	7/23/18	26,300,000	26,298,895
U.S. Bank NA/Cincinnati, OH	0.002	3/20/18	25,000,000	24,999,023
Wells Fargo Bank, NA	1.550	3/5/18	16,000,000	16,000,136
Wells Fargo Bank, NA FRN	1.806	11/16/18	12,000,000	12,001,932
Wells Fargo Bank, NA FRN	1.779	11/15/18	19,000,000	18,998,575
Wells Fargo Bank, NA FRN	1.775	10/5/18	9,000,000	9,000,243
Westpac Banking Corp. /NY FRN (Australia)	1.797	2/1/19	13,000,000	12,995,905
Total certificates of deposit (cost $398,949,988)				$398,964,284

Short Term Investment Fund 15

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.0%)*	Yield (%)	date	amount	Value
Alpine Securitization, LLC	1.798	4/30/18	$15,000,000	$14,933,361
Bedford Row Funding Corp.	1.466	11/5/18	14,000,000	13,994,442
CAFCO, LLC	1.565	3/9/18	28,000,000	27,955,222
Chariot Funding, LLC	1.467	3/13/18	14,000,000	13,974,282
CHARTA, LLC	1.627	3/20/18	11,000,000	10,976,123
CHARTA, LLC	1.415	2/9/18	16,500,000	16,493,801
Collateralized Commercial Paper Co. , LLC	1.778	4/24/18	11,000,000	10,955,517
Collateralized Commercial Paper Co. , LLC	1.410	4/26/18	13,000,000	13,004,134
Collateralized Commercial Paper II Co. , LLC	1.471	2/20/18	19,000,000	18,983,818
CRC Funding, LLC	1.586	3/9/18	15,000,000	14,975,627
CRC Funding, LLC	1.526	2/26/18	11,000,000	10,987,758
Gotham Funding Corp. (Japan)	1.526	3/1/18	12,000,000	11,984,785
Liberty Street Funding, LLC (Canada)	1.526	2/26/18	12,000,000	11,986,471
Liberty Street Funding, LLC (Canada)	1.457	2/13/18	11,000,000	10,994,022
Manhattan Asset Funding Co. , LLC (Japan)	1.624	3/23/18	13,000,000	12,969,557
Manhattan Asset Funding Co. , LLC (Japan)	1.614	3/16/18	5,000,000	4,990,033
Manhattan Asset Funding Co. , LLC (Japan)	1.513	2/2/18	5,500,000	5,499,557
Manhattan Asset Funding Co. , LLC (Japan)	1.455	2/8/18	1,794,000	1,793,412
MetLife Short Term Funding, LLC	1.604	4/2/18	10,000,000	9,972,652
MetLife Short Term Funding, LLC	1.532	2/21/18	15,167,000	15,153,923
MetLife Short Term Funding, LLC	1.525	3/5/18	12,000,000	11,983,027
Old Line Funding, LLC	1.758	4/27/18	15,000,000	14,935,823
Old Line Funding, LLC	1.557	3/12/18	10,000,000	9,982,111
Regency Markets No. 1, LLC	1.501	2/12/18	11,350,000	11,344,798
Thunder Bay Funding, LLC	1.758	4/26/18	10,000,000	9,958,397
Thunder Bay Funding, LLC	1.468	3/14/18	20,000,000	19,962,294
Victory Receivables Corp. (Japan)	1.556	3/1/18	14,000,000	13,982,452
Victory Receivables Corp. (Japan)	1.446	2/1/18	13,667,000	13,666,457
Total asset-backed commercial paper (cost $358,420,796)				$358,393,856

		Maturity	Principal
TIME DEPOSITS (2.8%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd. /Cayman
Islands (Cayman Islands)	1.350	2/1/18	$26,000,000	$26,000,000
ING Bank NV (Netherlands)	1.460	2/6/18	25,000,000	25,000,000
Svenska Handelsbanken/Cayman Islands (Sweden)	1.300	2/1/18	26,000,000	26,000,000
Total time deposits (cost $77,000,000)				$77,000,000

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (0.2%)*	rate (%)	date	amount	Value
Swedbank AB 144A sr. unsec. notes (Sweden)	1.750	3/12/18	$4,375,000	$4,373,709
Total corporate bonds and notes (cost $4,375,361)				$4,373,709

TOTAL INVESTMENTS
Total investments (cost $2,792,953,372)				$2,792,928,940

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

16 Short Term Investment Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly- owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,762,380,026.

 IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

 EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	74.2%	Netherlands	1.4%
Canada	6.0	Cayman Islands	0.9
Sweden	3.6	Germany	0.9
United Kingdom	3.5	Switzerland	0.7
Australia	3.3	Denmark	0.5
Japan	2.8	Norway	0.4
France	1.8	Total	100.0%

ASC 820 establishes a three -level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$358,393,856	$—
Certificates of deposit	—	398,964,284	—
Commercial paper	—	619,894,091	—
Corporate bonds and notes	—	4,373,709	—
Repurchase agreements	—	1,334,303,000	—
Time deposits	—	77,000,000	—
Totals by level	$—	$2,792,928,940	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 17

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,458,650,372)	$1,458,625,940
Repurchase agreements (identified cost $1,334,303,000)	1,334,303,000
Cash	75,198
Interest and other receivables	1,102,829
Receivable for shares of the fund sold	47,883,048
Total assets	2,841,990,015

LIABILITIES
Payable for investments purchased	28,500,000
Payable for shares of the fund repurchased	46,578,490
Payable for custodian fees (Note 2)	18,357
Payable for investor servicing fees (Note 2)	40,403
Payable for Trustee compensation and expenses (Note 2)	217,962
Payable for administrative services (Note 2)	4,923
Distributions payable to shareholders	4,139,542
Other accrued expenses	110,312
Total liabilities	79,609,989

Net assets	$2,762,380,026

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,762,361,316
Undistributed net investment income (Note 1)	43,185
Accumulated net realized loss on investments (Note 1)	(43)
Net unrealized depreciation of investments	(24,432)
Total — Representing net assets applicable to capital shares outstanding	$2,762,380,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share
($2,762,380,026 divided by 2,762,361,316 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

18 Short Term Investment Fund

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Interest	$16,403,051
Total investment income	16,403,051

EXPENSES
Compensation of Manager (Note 2)	3,212,327
Investor servicing fees (Note 2)	127,468
Custodian fees (Note 2)	25,736
Trustee compensation and expenses (Note 2)	59,337
Administrative services (Note 2)	41,016
Other	206,694
Fees waived and reimbursed by Manager (Note 2)	(3,212,327)
Total expenses	460,251

Expense reduction (Note 2)	(1,404)
Net expenses	458,847

Net investment income	15,944,204

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(42)
Net unrealized depreciation of securities in unaffiliated issuers during the period	(161,913)
Net loss on investments	(161,955)

Net increase in net assets resulting from operations	$15,782,249

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$15,944,204	$20,199,622
Net realized loss on investments	(42)	(1)
Net unrealized appreciation (depreciation) of investments	(161,913)	62,820
Net increase in net assets resulting from operations	15,782,249	20,262,441
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(16,006,661)	(20,144,968)
Increase (decrease) from capital share transactions (Note 4)	253,857,946	(808,525,773)
Total increase (decrease) in net assets	253,633,534	(808,408,300)

NET ASSETS
Beginning of period	2,508,746,492	3,317,154,792
End of period (including undistributed net investment
income of $43,185 and $105,642, respectively)	$2,762,380,026	$2,508,746,492

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 19

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)
Class P
January 31, 2018**	$1.00	0.0063	—	0.0063	(0.0063)	(0.0063)	$1.00	.64*	$2,762,380	.02*	.62*	— *
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12
July 31, 2014	1.00	0.0007	—	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72
July 31, 2013†	1.00	0.0002	—	0.0002	(0.0002)	(0.0002)	1.00	.02*	2,682,411	.03*	.02*	—

* Not annualized.

** Unaudited.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
January 31, 2018	0.13%
July 31, 2017	0.25
July 31, 2016	0.25
July 31, 2015	0.25
July 31, 2014	0.25
July 31, 2013	0.11

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund	Short Term Investment Fund 21

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage - and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar– denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, share -holder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assump -tions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

22 Short Term Investment Fund

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,362,646,466, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

Short Term Investment Fund 23

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1 recognized during the period between November 1, 2016 and July 31, 2017 to its fiscal year ending July 31, 2018.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,792,953,372, resulting in gross unrealized appreciation and depreciation of $53,137 and $77,569, respectively, or net unrealized depreciation of $24,432.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2018. During the reporting period, the fund waived $3,212,327 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,404 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,540, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

24 Short Term Investment Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b –1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) $99,157,470,867 and $98,880,153,153, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	7,682,606,247	$7,682,606,247	14,229,360,019	$14,229,360,019
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	7,682,606,247	7,682,606,247	14,229,360,019	14,229,360,019
Shares repurchased	(7,428,748,301)	(7,428,748,301)	(15,037,885,792)	(15,037,885,792)
Net increase (decrease)	253,857,946	$253,857,946	(808,525,773)	$(808,525,773)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 25

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agree -ment. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BNP Paribas	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	HSBC Bank USA, National Association	JPMorgan Securities, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total
Assets:
Repurchase agreements **	$129,000,000	$105,000,000	$91,819,000	$214,793,000	$149,381,000	$123,310,000	$100,000,000	$223,000,000	$198,000,000	$1,334,303,000
Total Assets	$129,000,000	$105,000,000	$91,819,000	$214,793,000	$149,381,000	$123,310,000	$100,000,000	$223,000,000	$198,000,000	$1,334,303,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative
Net Assets	$129,000,000	$105,000,000	$91,819,000	$214,793,000	$149,381,000	$123,310,000	$100,000,000	$223,000,000	$198,000,000	$1,334,303,000
Total collateral received (pledged)†##	$129,000,000	$105,000,000	$91,819,000	$214,793,000	$149,381,000	$123,310,000	$100,000,000	$223,000,000	$198,000,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$131,584,853	$107,104,033	$94,454,924	$219,088,919	$152,368,620	$125,776,339	$102,000,312	$227,460,001	$202,808,465	$1,362,646,466
Collateral (pledged) (including TBA
commitments) **	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over- collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

26 Short Term Investment Fund	Short Term Investment Fund 27

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

28 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional nformation contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018